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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 22, 1997



                              IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-31197-03                59-3284026
----------------------------  ------------------------     -------------------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                     Identification No.)


      5901 East Fowler Avenue
           Tampa Florida                                  33617-2362
-----------------------------------               ---------------------------
       (Address of Principal                              (Zip Code)
        Executive Offices)


        Registrant's telephone number, including area code (813) 984-8801
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.        OTHER EVENTS.

               In connection with the offering of IMC Adjustable Rate Home Equity Loan Asset Backed Notes, Series 1997-8, described in a Prospectus Supplement to be dated as of December 23, 1997, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:


                99.1 Related Computational Materials furnished by PaineWebber Incorporated



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           IMC SECURITIES, INC. as
                                  Depositor


                           By:      /s/ Thomas Middleton
                                ------------------------
                                Name:   Thomas Middleton
                                Title:  President and Chief Operating Officer





Dated:  December 22, 1997



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                                  EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION                                                  PAGE NO.
99.1          Related Computational Materials furnished by PaineWebber
              Incorporated